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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported) 12/30/97


                         WELLPOINT HEALTH NETWORKS INC.
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               (Exact Name of Registrant as Specified in Charter)



      Delaware                           001-13803               95-4635504
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(State or Other Jurisdiction            (Commission            (IRS Employer
     of Incorporation)                   File Number)        Identification No.)


 21555 Oxnard Street, Woodland Hills, California                   91367
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(Address of Principal Executive Offices)                         (Zip Code)


Registrant's telephone number, including area code (818) 703-4000


                                 Not applicable
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          (Former Name or Former Address, if Changed Since Last Report)





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ITEM 5. OTHER EVENTS.

        Effective as of December 30, 1997, WellPoint Health Networks Inc., a Delaware corporation (the "Company" or "WellPoint"), has entered into an amended and restated California Blue Cross License Addendum (as amended and restated, the "Amended Addendum") between the Company, Blue Cross of California and the Blue Cross Blue Shield Association (the "BCBSA"). The Amended Addendum modifies in certain respects the terms of the Blue Cross License Agreement dated as of August 4, 1997 (the "Primary License Agreement") between the Company and the BCBSA. The California Blue Cross License Addendum previously provided that the Primary License Agreement would be subject to termination in certain circumstances if any person other than the California HealthCare Foundation beneficially owned WellPoint shares representing more than 5% of the voting power in WellPoint. As described in greater detail below, under the Amended Addendum, certain institutional investors (such as, certain broker/dealers, banks, insurance companies, investment companies and investment advisors) will be permitted to beneficially own shares representing up to (but not including) 10% of the voting power of WellPoint, provided that such shares are held in the ordinary course of business and not with the purpose or effect of influencing or changing the control of WellPoint. The current five percent (5%) ownership limitation will be maintained for noninstitional investors. This modification will also apply to the "Ownership Limit" contained in the Company's Restated Certificate of Incorporation. The Amended Addendum also subjects the Company to termination of the Primary License Agreement if any person, other than the California HealthCare Foundation, becomes the beneficial owner of 20% or more of the Company's common stock or other equity securities, regardless of the voting power of such securities.

        As provided in the Amended Addendum, the Primary License Agreement will be subject to termination 30 days after the Company first learns, or there is a public filing with the Securities and Exchange Commission (the "SEC") that discloses, that:

        (i) any Institutional Investor (as defined below) has become the beneficial owner of Company shares representing 10% or more of the voting power of the Company (an "Excess Institutional Voter"), unless such Excess Institutional Voter shall cease to be an Excess Institutional Voter prior to the end of such 30-day period;

        (ii) any Noninstitutional Investor, other than the California HealthCare Foundation (the "Foundation"), has become the beneficial owner of Company shares representing 5% or more of the voting power of the Company (an "Excess Noninstitutional Voter"), unless such Excess Noninstitutional Voter shall cease to be an Excess Noninstitutional Voter prior to the end of such 30-day period;

        (iii) any person, other than the Foundation, has become the beneficial owner of 20% or more of the Company's then-outstanding common stock or other equity securities which (either by themselves or in combination) represent an ownership interest of 20% or more



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        pursuant to determinations to be made by the BCBSA (an "Excess Owner"), unless such Excess Owner shall cease to be an Excess Owner prior to the end of such 30-day period; or

        (iv) the Company consolidates or merges with or into any person or conveys, assigns, transfers or sells all or substantially all of its assets to any person other than a merger in which the Company is the surviving entity and immediately after which merger no person is an Excess Institutional Voter, an Excess Noninstitutional Voter or an Excess Owner.

        For such purposes, "Institutional Investor" means any person if (but only if) (i) such person is an entity or group identified in Rule 13d-1(b)(1)(ii) of the rules and regulations promulgated under the Securities and Exchange Act of 1934 (the "Exchange Act") as constituted on June 1, 1997, and (ii) every filing made by such person with the SEC under Regulation 13D- G (or any successor Regulation) under the Exchange Act with respect to such person's beneficial ownership shall have contained a certification having substantially identical terms to the one required by Item 10 of Schedule 13G as constituted on June 1, 1997. For such purposes, "Noninstitutional Investor" means any person that is not an Institutional Investor.

        The Amended Addendum, further provides that WellPoint shall not issue any class or series of securities other than (i) shares of common stock having identical terms or options or derivatives of common stock; (ii) non-voting, non-convertible debt securities; or (iii) such other securities as the Company may approve, provided that the BCBSA shall receive notice at least 30 days prior to the issuance of such securities, including a description of the terms thereof, and the BCBSA shall have the authority to determine how such other securities will be counted in determining whether any person is an Excess Institutional Voter, Excess Noninstitutional Voter or an Excess Owner.

        Finally, in connection with the Amended Addendum and as contemplated by
Section 14(f)(2) of Article VII of the Company's Restated Certificate of Incorporation, the Company and the BCBSA have agreed that the term "Ownership Limit" defined in Article VII of the Restated Certificate of Incorporation shall for all purposes mean the following effective as of December 30, 1997:

        (i) for all stockholders that are Noninstitutional Investors (as defined above), that number of shares of Capital Stock (as defined in the Restated Certificate or Incorporation) one share lower than the number of shares of Capital Stock which would represent 5% of the Voting Power (as defined in the Restated Certificate of Incorporation); and

        (ii) for all stockholders that are Institutional Investors (as defined above), that number of shares of Capital Stock one share lower than the number shares of Capital Stock which would represent 10% of the Voting Power.



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        A copy of the Amended Addendum is being filed as an exhibit to this
Current Report on Form 8-K and the description of the terms thereof contained above is qualified in its entirety by reference to such exhibit.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

        (C)    EXHIBITS

Exhibit No.           Exhibit
-----------           -------
99.1                  California Blue Cross License Addendum (Amended and
                      Restated as of December 30, 1997) by and between
                      the Company, Blue Cross of California and the BCBSA.



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                                    SIGNATURE


        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  December 30, 1997


                                               WELLPOINT HEALTH NETWORKS INC.



                                               By:  /s/ Thomas C. Geiser
                                                   ----------------------------
                                               Name:  Thomas C. Geiser
                                               Title: Executive Vice President



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